IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares, Inc.

Supplement dated March 16, 2018

to the Summary Prospectus and Prospectus, each dated December 29, 2017, and

Statement of Additional Information (the “SAI”), dated December 29, 2017 (as revised March 6, 2018), for the

iShares MSCI EM ESG Optimized ETF (ESGE) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.

The following changes are expected to take effect for the Fund on or around May 23, 2018:

	Current	New
Underlying Index	MSCI Emerging Markets ESG Focus Index	MSCI Emerging Markets Extended ESG Focus Index

Change in the Fund’s “Principal Investment Strategies”

The first paragraph on page S-2 of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund seeks to track the investment results of the MSCI Emerging Markets Extended ESG Focus Index (the “Underlying Index”), which has been developed by MSCI Inc. (the “Index Provider” or “MSCI”). The Underlying Index is an optimized equity index designed to reflect the equity performance of companies that have favorable environmental, social and governance (“ESG”) characteristics (as determined by the Index Provider), while exhibiting risk and return characteristics similar to those of the MSCI Market Cap Weighted Index (the “Parent Index”). The Index Provider begins with the Parent Index, excludes securities of companies involved in the business of tobacco, companies involved with controversial weapons, producers and retailers of civilian firearms, as well as companies involved in very severe business controversies (in each case as determined by the Index Provider), and then follows a quantitative process that is designed to determine optimal weights for securities to maximize exposure to securities of companies with higher ESG ratings, subject to maintaining risk and return characteristics similar to the Parent Index. The Index Provider then calculates the size of each company’s exposure to each key issue based on the company’s business segment and geographic risk, and analyzes the extent to which companies have developed robust strategies and programs to manage ESG risks and opportunities. Using a sector-specific key issue weighting model, companies are rated and ranked in comparison to their industry peers. As of March 6, 2018, the Underlying Index consisted of securities from the following 21 countries: Brazil, Chile, China, Colombia, the Czech Republic, Greece, Hungary, India, Indonesia, Malaysia, Mexico, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. The Underlying Index may include large- and mid-capitalization companies. As March 6, 2018, a significant portion of the Underlying Index is represented by securities of companies in the financials and information technology sectors. The components of the Underlying Index, and the degree to which these components represent certain industries or sectors and countries, are likely to change over time.

Change in the Fund’s “A Further Discussion of Other Risks”

The section of the Prospectus entitled “A Further Discussion of Other Risks” is amended to delete “Telecommunications Sector Risk.”

Change in the Fund’s “Construction and Maintenance of the Underlying Index”

The section of the SAI entitled “MSCI Emerging Markets ESG Focus Index” on pages 45-46 is deleted in its entirety and is replaced by the following new section entitled “MSCI Emerging Markets Extended ESG Focus Index”:

MSCI Emerging Markets Extended ESG Focus Index

Number of Components: approximately 263

Index Description. The MSCI Emerging Markets Extended ESG Focus Index is an optimized index designed to reflect the equity performance of companies that have favorable environmental, social and governance (“ESG”) characteristics, while exhibiting risk and return characteristics similar to the MSCI Market Cap Weighted Index (the MSCI EM Index). The index is constructed by selecting constituents from the MSCI EM Index, the parent index, through an optimization process that aims to maximize exposure to ESG factors, subject to a target tracking error constraint of 100 basis points relative to the parent index. The Fund’s

Index Provider begins with the parent index, excludes securities of companies involved in the business of tobacco, companies involved with controversial weapons, producers and retailers of civilian firearms, as well as companies involved in very severe business controversies (in each case as determined by the Index Provider), and then follows a quantitative process that is designed to determine optimal weights for securities to maximize exposure to securities of companies with higher ESG ratings, subject to maintaining risk and return characteristics similar to the parent index. The Index Provider then calculates the size of each company’s exposure to each key issue based on the company’s business segment and geographic risk, and analyzes the extent to which companies have developed robust strategies and programs to manage ESG risks and opportunities. Using a sector-specific key issue weighting model, companies are rated and ranked in comparison to their industry peers.

Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. The regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

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